UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2004

THE PRINCETON REVIEW, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-32469	22-3727603
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2315 Broadway
New York, New York  10024
 (Address of principal executive offices)

(212) 874-8282
 (Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.              Financial Statements and Exhibits.

(c)          Exhibits.

              99.1     Press release dated March 3, 2004.

Item 12.            Results of Operations and Financial Condition.

          On March 3, 2004, The Princeton Review, Inc., a Delaware corporation, issued a press release announcing financial results for the quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

          The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     March 3, 2004

THE PRINCETON REVIEW, INC.

By	/s/ STEPHEN MELVIN

Name:	Stephen Melvin
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated March 3, 2004.